UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2023

E2open Parent Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39272	86-1874570
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9600 Great Hills Trail, Suite 300E
Austin, TX
(address of principal executive offices)
78759
(zip code)
866-432-6736
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ETWO	New York Stock Exchange
Warrants to purchase one share of Class A Common Stock at an exercise price of $11.50	ETWO-WT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retention Grants

In order to incentivize the retention of our key executives, E2open Parent Holdings, Inc. (the “Company”) entered into agreements for the grant of equity with several key executives, including Marje Armstrong, our Chief Financial Officer, Greg Randolph, our Chief Commercial Officer, Pawan Joshi, our EVP, Product Development & Strategy, and Jennifer Grafton, our General Counsel. These retention grants were recommended by the Compensation Committee of the Board of Directors, approved by the Board of Directors, and effective as of November 17, 2023 for Ms. Armstrong, Mr. Randolph and Ms. Grafton, and as of November 21, 2023 for Mr. Joshi.

Under the terms of the Retention Agreements, each of the executives is eligible to receive a grant of time-based restricted stock units on the first business day following the effective date of the Retention Agreement. The grant was determined by dividing the approved dollar value by the closing price per share of the Company’s common stock as reported on NYSE on November 2, 2023. The approved value of the restricted stock units was as follows: Ms. Armstrong ($2,500,000), Mr. Randolph ($1,500,000), Mr. Joshi ($1,000,000), and Ms. Grafton ($450,000). The restricted stock units have an 18-month cliff vest and are otherwise subject to all the requirements of the 2021 Omnibus Equity Incentive Plan and execution of the form of Executive Restricted Stock Unit Notice, which was filed as Exhibit 10.16 to the Company’s Annual Report on Form 10-K filed on May 1, 2023.

These incentive awards were granted to the executives as their retention is considered essential for the Company’s successful execution of the near- and longer-term financial and operational milestones. The Retention Agreement includes a customary release of claims by the executive in favor of the Company and its affiliates, as well as other customary provisions relating to confidentiality.

The foregoing description of the Retention Agreement is qualified in its entirety by reference to the terms of the Form of Retention Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

Exhibit Number		Description
10.1	—	Form of Retention Agreement
104	—	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURE

Pursuant to the Requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

E2open Parent Holdings, Inc.

Date: November 22, 2023	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton
Executive Vice President and General Counsel